UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2024
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HIMS & HERS HEALTH, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38986	98-1482650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2269 Chestnut Street, #523
San Francisco, CA 94123
(Address of principal executive offices)
(415) 851-0195
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	HIMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 15, 2024, the board of directors (the “Board”) of Hims & Hers Health, Inc. (the “Company”) increased the size of the Board from nine to ten directors and appointed Deb Autor, 57, to fill the newly created vacancy, effective immediately. Ms. Autor will serve until the Company’s 2025 annual meeting of stockholders and until her successor is elected and qualified, or sooner in the event of her death, resignation or removal. The Board has determined that Ms. Autor meets the requirements for independence under the applicable listing standards of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended.

Ms. Autor will be entitled to receive compensation as outlined in the “Director Compensation” section in the Company’s proxy statement filed with the Securities and Exchange Commission on April 26, 2024. In addition, in connection with Ms. Autor’s appointment as a member of the Company’s Board, she has entered into a consulting agreement (the “Consulting Agreement”) pursuant to which she will provide consulting services to the Company for a one-year period and will receive a consulting fee of $100,000. Ms. Autor or the Company may terminate this Consulting Agreement (i) without cause, upon 30 calendar days' written notice to the other party, or (ii) upon material breach by the other party, with 15 calendar days' notice, unless the breach is cured within such period, or immediately if such material breach is not curable. The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, which will be filed as an exhibit to the Company’s Form 10-K for the year ended December 31, 2024. Ms. Autor has also entered into the Company’s standard form of indemnification agreement.

There are no arrangements or understandings between Ms. Autor and any other persons pursuant to which she was elected as a member of the Company’s Board. There are no family relationships between Ms. Autor and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. Ms. Autor is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Additionally, Ms. Autor has been appointed to the Risk Committee of the Board, effective as of November 15, 2024. Other directors also appointed to the Risk Committee as of this date include Christopher Payne, Anja Manuel, Kåre Schultz, and David Wells.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIMS & HERS HEALTH, INC.

Date: November 21, 2024	By:	/s/ Oluyemi Okupe
Oluyemi Okupe
Chief Financial Officer